Cash and cash equivalents	12 Months Ended
Jul. 31, 2021
Cash and cash equivalents [abstract]
Cash and cash equivalents	Cash and cash equivalents

	2021	2020
	$m	$m
Cash and cash equivalents	1,335	2,115
Included in the balance at July 31, 2021 is an amount of $36 million (2020: $248 million) which is part of the Group’s cash pooling arrangements where there is an equal and opposite balance included within bank overdrafts (note 19). These amounts are subject to a master netting arrangement.
At July 31, 2021, cash and cash equivalents included $95 million (2020: $93 million) which is used to collateralize letters of credit on behalf of Ferguson Insurance Limited.